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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2002

EFJ, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	0-21681 (Commission File Number)	47-0801192 (I.R.S. Employer Identification Number)
4800 NW FIRST STREET, LINCOLN, NEBRASKA 68521 (Address of Principal Executive Offices and Zip Code)
Registrant's telephone number, including area code: (402) 474-4800

Item 5.    OTHER EVENTS.

        On June 14, 2002, EFJ, Inc., formally Transcrypt International, Inc., (the "Company") issued a press release discussing the Company's name change and corporate structure. A copy of the Company's press release is attached as Exhibit 99.3.

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (a)
  FINANCIAL STATEMENTS.

    None.

  (b)
  PRO FORMA FINANCIAL INFORMATION.

    None.

  (c)
  EXHIBITS

    The following are furnished as exhibits to this report:

    99.3    June 14, 2002 news release announcing corporate name change by the Registrant.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EFJ, INC.
Date: June 17, 2002	By:	/s/ MASSOUD SAFAVI Massoud Safavi Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit No.	Description
99.3	News release on June 14, 2002 by the Registrant.

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  Item 5. OTHER EVENTS.
  Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURE
INDEX TO EXHIBITS